Exhibit 24
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS:
     That, the undersigned does hereby make, constitute and appoint John P. Surma, Jr., Gretchen R. Haggerty, James D. Garraux, and Larry G. Schultz, or any one of them, my true and lawful attorneys-in-fact, each with the power of substitution and resubstitution, to sign, execute and file for me and on my behalf a registration statement registering three (3) million shares of United States Steel Corporation common stock to be issued in connection with a Dividend Reinvestment and Stock Purchase Plan, on forms prescribed by the Securities and Exchange Commission (collectively, “Registration Statements”), and any and all amendments to the Registration Statements or further registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations promulgated thereunder.
     IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of February, 2009.
/s/ Robert J. Darnall
Robert J. Darnall

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS:
     That, the undersigned does hereby make, constitute and appoint John P. Surma, Jr., Gretchen R. Haggerty, James D. Garraux, and Larry G. Schultz, or any one of them, my true and lawful attorneys-in-fact, each with the power of substitution and resubstitution, to sign, execute and file for me and on my behalf a registration statement registering three (3) million shares of United States Steel Corporation common stock to be issued in connection with a Dividend Reinvestment and Stock Purchase Plan, on forms prescribed by the Securities and Exchange Commission (collectively, “Registration Statements”), and any and all amendments to the Registration Statements or further registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations promulgated thereunder.
     IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of February, 2009.
/s/ John G. Drosdick
John G. Drosdick

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS:
     That, the undersigned does hereby make, constitute and appoint John P. Surma, Jr., Gretchen R. Haggerty, James D. Garraux, and Larry G. Schultz, or any one of them, my true and lawful attorneys-in-fact, each with the power of substitution and resubstitution, to sign, execute and file for me and on my behalf a registration statement registering three (3) million shares of United States Steel Corporation common stock to be issued in connection with a Dividend Reinvestment and Stock Purchase Plan, on forms prescribed by the Securities and Exchange Commission (collectively, “Registration Statements”), and any and all amendments to the Registration Statements or further registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations promulgated thereunder.
     IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of February, 2009.
/s/ Richard A. Gephardt
Richard A. Gephardt

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS:
     That, the undersigned does hereby make, constitute and appoint John P. Surma, Jr., Gretchen R. Haggerty, James D. Garraux, and Larry G. Schultz, or any one of them, my true and lawful attorneys-in-fact, each with the power of substitution and resubstitution, to sign, execute and file for me and on my behalf a registration statement registering three (3) million shares of United States Steel Corporation common stock to be issued in connection with a Dividend Reinvestment and Stock Purchase Plan, on forms prescribed by the Securities and Exchange Commission (collectively, “Registration Statements”), and any and all amendments to the Registration Statements or further registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations promulgated thereunder.
     IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of February, 2009.
/s/ Charles R. Lee
Charles R. Lee

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS:
     That, the undersigned does hereby make, constitute and appoint John P. Surma, Jr., Gretchen R. Haggerty, James D. Garraux, and Larry G. Schultz, or any one of them, my true and lawful attorneys-in-fact, each with the power of substitution and resubstitution, to sign, execute and file for me and on my behalf a registration statement registering three (3) million shares of United States Steel Corporation common stock to be issued in connection with a Dividend Reinvestment and Stock Purchase Plan, on forms prescribed by the Securities and Exchange Commission (collectively, “Registration Statements”), and any and all amendments to the Registration Statements or further registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations promulgated thereunder.
     IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of February, 2009.
/s/ Jeffrey M. Lipton
Jeffrey M. Lipton

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS:
     That, the undersigned does hereby make, constitute and appoint John P. Surma, Jr., Gretchen R. Haggerty, James D. Garraux, and Larry G. Schultz, or any one of them, my true and lawful attorneys-in-fact, each with the power of substitution and resubstitution, to sign, execute and file for me and on my behalf a registration statement registering three (3) million shares of United States Steel Corporation common stock to be issued in connection with a Dividend Reinvestment and Stock Purchase Plan, on forms prescribed by the Securities and Exchange Commission (collectively, “Registration Statements”), and any and all amendments to the Registration Statements or further registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations promulgated thereunder.
     IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of February, 2009.
/s/ Frank J. Lucchino
Frank J. Lucchino

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS:
     That, the undersigned does hereby make, constitute and appoint John P. Surma, Jr., Gretchen R. Haggerty, James D. Garraux, and Larry G. Schultz, or any one of them, my true and lawful attorneys-in-fact, each with the power of substitution and resubstitution, to sign, execute and file for me and on my behalf a registration statement registering three (3) million shares of United States Steel Corporation common stock to be issued in connection with a Dividend Reinvestment and Stock Purchase Plan, on forms prescribed by the Securities and Exchange Commission (collectively, “Registration Statements”), and any and all amendments to the Registration Statements or further registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations promulgated thereunder.
     IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of February, 2009.
/s/ Glenda G. McNeal
Glenda G. McNeal

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS:
     That, the undersigned does hereby make, constitute and appoint John P. Surma, Jr., Gretchen R. Haggerty, James D. Garraux, and Larry G. Schultz, or any one of them, my true and lawful attorneys-in-fact, each with the power of substitution and resubstitution, to sign, execute and file for me and on my behalf a registration statement registering three (3) million shares of United States Steel Corporation common stock to be issued in connection with a Dividend Reinvestment and Stock Purchase Plan, on forms prescribed by the Securities and Exchange Commission (collectively, “Registration Statements”), and any and all amendments to the Registration Statements or further registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations promulgated thereunder.
     IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of February, 2009.
/s/ Seth E. Schofield
Seth E. Schofield

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS:
     That, the undersigned does hereby make, constitute and appoint John P. Surma, Jr., Gretchen R. Haggerty, James D. Garraux, and Larry G. Schultz, or any one of them, my true and lawful attorneys-in-fact, each with the power of substitution and resubstitution, to sign, execute and file for me and on my behalf a registration statement registering three (3) million shares of United States Steel Corporation common stock to be issued in connection with a Dividend Reinvestment and Stock Purchase Plan, on forms prescribed by the Securities and Exchange Commission (collectively, “Registration Statements”), and any and all amendments to the Registration Statements or further registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations promulgated thereunder.
     IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of February, 2009.
/s/ Graham B. Spanier
Graham B. Spanier

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS:
     That, the undersigned does hereby make, constitute and appoint John P. Surma, Jr., Gretchen R. Haggerty, James D. Garraux, and Larry G. Schultz, or any one of them, my true and lawful attorneys-in-fact, each with the power of substitution and resubstitution, to sign, execute and file for me and on my behalf a registration statement registering three (3) million shares of United States Steel Corporation common stock to be issued in connection with a Dividend Reinvestment and Stock Purchase Plan, on forms prescribed by the Securities and Exchange Commission (collectively, “Registration Statements”), and any and all amendments to the Registration Statements or further registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations promulgated thereunder.
     IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of February, 2009.
/s/ David S. Sutherland
David S. Sutherland

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS:
     That, the undersigned does hereby make, constitute and appoint John P. Surma, Jr., Gretchen R. Haggerty, James D. Garraux, and Larry G. Schultz, or any one of them, my true and lawful attorneys-in-fact, each with the power of substitution and resubstitution, to sign, execute and file for me and on my behalf a registration statement registering three (3) million shares of United States Steel Corporation common stock to be issued in connection with a Dividend Reinvestment and Stock Purchase Plan, on forms prescribed by the Securities and Exchange Commission (collectively, “Registration Statements”), and any and all amendments to the Registration Statements or further registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations promulgated thereunder.
     IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of February, 2009.
/s/ Patricia A. Tracey
Patricia A. Tracey

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS:
     That, the undersigned does hereby make, constitute and appoint Gretchen R. Haggerty, James D. Garraux, and Larry G. Schultz, or any one of them, my true and lawful attorneys-in-fact, each with the power of substitution and resubstitution, to sign, execute and file for me and on my behalf a registration statement registering three (3) million shares of United States Steel Corporation common stock to be issued in connection with a Dividend Reinvestment and Stock Purchase Plan, on forms prescribed by the Securities and Exchange Commission (collectively, “Registration Statements”), and any and all amendments to the Registration Statements or further registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations promulgated thereunder.
     IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of February, 2009.
/s/ John P. Surma, Jr.
John P. Surma, Jr.